UAM FUNDS
FUNDS FOR THE INFORMED INVESTOR   sm


SUPPLEMENT DATED MAY 10, 2000, TO THE MCKEE PORTFOLIOS'
PROSPECTUS DATED FEBRUARY 28, 2000

The portfolios' prospectus is hereby revised to permit the McKee Small Cap Equity Portfolio to invest, under normal circumstances, at least 65% of its assets in companies with small market capitalizations at the time of initial purchase. The McKee Small Cap Equity
Portfolio considers a company to have a small market capitalization when its market capitalization is less than $1 billion or when its market capitalization falls within the market capitalization range of the Russell
2000 Index.  As of April 30, 2000, the Russell 2000
Index had a weighted average market capitalization of $1.5 billion. As of the same date the smallest company in the Russell 2000 had a market capitalization of $10 million and the largest company had a market capitalization of $8 billion.
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